UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 8, 2019
(Date of earliest event reported)
_______________________
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2019, the Board of Directors (the “Board”) of Earthstone Energy, Inc., a Delaware corporation (the “Company”), approved the Earthstone Energy, Inc. Change in Control and Severance Benefit Plan (the “CIC Plan”), as recommended by the Compensation Committee (the “Committee”) of the Board, which provides for severance benefits to the Company’s named executive officers (and certain other officers and key employees), including: Frank A. Lodzinski, Robert J. Anderson, Mark Lumpkin, Jr., Timothy D. Merrifield and Tony Oviedo.

Pursuant to the CIC Plan, following a Change in Control (as such term is defined in the CIC Plan) and during the “protection period,” which period extends from the date of the Change in Control until the date 18 months following the occurrence of a Change in Control, if the named executive officer’s employment is terminated by the Company without Cause (as such term is defined in the CIC Plan) or by the named executive officer for a CIC Good Reason (as such term is defined in the CIC Plan), the named executive officer is entitled to (1) 150% of the executive’s annual base salary; (2) 150% of the greatest of (i) the executive’s annual bonus during the prior year, (ii) the executive’s annual bonus two years prior to termination date, and (iii) the executive’s current target bonus (the “AIP Amount”); and (3) reimbursement of 18 months of health benefits. The named executive officer would be entitled to the same benefits discussed above in the event the executive’s employment is terminated for death or disability as provided in the CIC Plan.

Pursuant to the CIC Plan, if the named executive officer’s employment with the Company is terminated by the Company without Cause or by the named executive officer for a Good Reason (as such term is defined in the CIC Plan) and not during the protection period, the named executive officer is entitled to receive (1) 100% of the executive’s annual base salary, (2) 100% of the executive’s pro-rated AIP Amount (based on the number of days employed during the year of termination), and (3) reimbursement of 12 months of health benefits.

Entitlement to the above benefits will be conditioned on the timely execution of a general release in the form and substance approved by the Committee.

The description of the CIC Plan contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the CIC Plan included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Earthstone Energy, Inc. Change in Control and Severance Benefit Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: April 12, 2019	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration